                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement           [_]  Confidential, for Use of the
                                                Commission Only (as permitted
[_]  Definitive Proxy Statement                 by Rule 14a-6(e)(2))

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                 John Hancock Variable Life Insurance Company
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               (Name of Registrant as Specified In Its Charter)

                 John Hancock Variable Life Insurance Company
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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

                              MID CAP GROWTH FUND

                         a Separate Investment Fund of
                     JOHN HANCOCK VARIABLE SERIES TRUST I
                                   ("Trust")

                   Notice of Special Meeting of Shareholders

     A Special Meeting of Shareholders of the Mid Cap Growth Fund will be held at the offices of John Hancock Life Insurance Company ("John Hancock"), 197 Clarendon Street, Boston, Massachusetts (telephone 1-800-732-5543), at 11:00 A.M., on Thursday, March 14, 2002 to consider and vote upon the following matters:

--------------------------------------------------------------------------------
1. To consider and approve a new Sub-Investment Management Agreement among the Trust, John Hancock and Janus Capital Corporation ("Janus").

2. Any other business as may properly come before the meeting or any adjournment thereof.
--------------------------------------------------------------------------------

An owner of a variable life insurance policy or a variable annuity contract ("Owner") will be entitled to give voting instructions only if he/she was the Owner of record as of the close of business on January 16, 2002.

                                    MICHELE G. VAN LEER
                                    Chairman, Board of Trustees
Boston, Massachusetts
January 22, 2002

--------------------------------------------------------------------------------
WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING STAMPED ENVELOPE. IN ORDER TO AVOID UNNECESSARY DELAY, WE ASK YOUR COOPERATION IN MAILING THE PROXY PROMPTLY. YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.
--------------------------------------------------------------------------------

                                PROXY STATEMENT

                              MID CAP GROWTH FUND

                         a Separate Investment Fund of
                     JOHN HANCOCK VARIABLE SERIES TRUST I
                             197 Clarendon Street
                          Boston, Massachusetts 02117
                          Toll Free:  1-800-732-5543

                        SPECIAL MEETING OF SHAREHOLDERS

                                March 14, 2002

General Information

This statement and enclosed form of proxy (voting instructions) are furnished in connection with a solicitation of proxies made by the management of John Hancock Variable Series Trust I (the "Trust") for use at the Special Meeting of Shareholders of the Mid Cap Growth Fund to be held at the offices of John Hancock Life Insurance Company ("John Hancock"), 197 Clarendon Street, Boston, Massachusetts on March 14, 2002 at 11:00 a.m. Boston time or at any adjournment(s) thereof (the "Meeting"). This solicitation is being made of all shares of the Mid Cap Growth Fund (the "Fund") of the Trust which are attributable to the Owners' interests in John Hancock Variable Life Accounts S, U, UV and V; and John Hancock Variable Annuity Accounts H, I, JF, U, and V (collectively, the "Accounts"). This Proxy Statement and the form of proxy were first made available to Owners on or about January 22, 2002.

THE TRUST WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT FOR 2000, ITS SEMI-ANNUAL REPORT FOR THE PERIOD ENDED JUNE 30 AND, WHEN AVAILABLE, THE FUND'S ANNUAL REPORT FOR 2001 TO ANY OWNER UPON REQUEST. SUCH REQUEST MAY BE MADE BY MAIL OR BY TELEPHONE, USING THE ADDRESS OR TOLL-FREE TELEPHONE NUMBER SHOWN ON THE COVER OF THIS PROXY STATEMENT.

Voting Instructions

     Although John Hancock and its subsidiary, John Hancock Variable Life Insurance Company ("JHVLICO"), through the Accounts, legally own all of the Trust's shares, they will vote all of such shares in accordance with instructions given by owners of variable life insurance policies and variable annuity contracts ("Owners"), as discussed below. (For this purpose, the "Owner" of a variable annuity contract during the period after annuity payments have commenced is the annuitant.)

     Any authorized voting instructions will also be valid for any adjournment (postponement) of the meeting and will be revocable only at the direction of the Owner executing them. If an insufficient number of affirmative votes are obtained to approve any item, the meeting may be adjourned to permit the solicitation of additional votes. Shares will be voted for any such adjournment in the discretion of those persons named in the voting instructions. Whether a proposal is approved depends upon whether a sufficient number of votes are cast for the proposal. Accordingly, an instruction to abstain from voting on any proposal has the same practical effect as an instruction to vote against that proposal. For information on how to vote by telephone, call [insert phone number]. [You may also vote electronically by visiting the following website:
[insert site]].

     Any person giving voting instructions may revoke them prior to their exercise by submitting a superseding voting instruction form or a notice of revocation to the Trust. In addition, although mere attendance at the meeting will not revoke voting instructions, an Owner present at the meeting may withdraw his/her voting instruction form and give voting instructions in person. John Hancock and JHVLICO will vote Trust shares in accordance with all properly executed and unrevoked voting instructions received by 12:01 a.m. on March 14, 2002 or properly given at the meeting.

     John Hancock and JHVLICO will vote the Trust shares of the Fund held in their respective Accounts which are attributable to the policies and contracts in accordance with the voting instructions received from the Owners participating in that Fund. An Account's shares in the Fund which are not attributable to policies or contracts or for which no timely voting instructions are received will be represented and voted by John Hancock or JHVLICO in the same proportion as the voting instructions which are received from all Owners participating in the Fund through that Account.
       The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy (voting instruction) card on or about January 22, 2002. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or by personal interview by representatives of the Trust. The cost of printing and mailing this notice and statement and the accompanying voting instructions form will be borne by Janus Capital Corporation ("Janus"). All other expenses will be borne by John Hancock and reimbursed by Janus. In addition to solicitations by mail, a number of regular employees or independent contractors of John Hancock may solicit voting instructions in person or by telephone.
       The Trust may arrange to have votes recorded by telephone. If the Trust records votes by telephone, it will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

     Please refer to Appendix A to this statement if you wish additional information about the number of shares of the Fund that are outstanding or that are attributable to John Hancock or JHVLICO (rather than to Owners).

Majority Voting

     In order for the Owners to approve any of the proposals in this statement, the proposal must receive the favorable vote of a majority of the outstanding shares of the Fund. When used in this information statement, a "majority vote of the outstanding voting shares" means the affirmative vote of more than 50% of the outstanding shares or, if it is less, 67% or more of the shares present or represented at the meeting.

--------------------------------------------------------------------------------
WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING STAMPED ENVELOPE. IN ORDER TO AVOID UNNECESSARY DELAY, WE ASK YOUR COOPERATION IN MAILING THE PROXY PROMPTLY. YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.
--------------------------------------------------------------------------------

                                  PROPOSAL 1

  APPROVAL OF A NEW SUB-INVESTMENT MANAGEMENT AGREEMENT AMONG THE TRUST, JOHN HANCOCK AND JANUS CAPITAL CORPORATION ("JANUS")

     At its December 12, 2001 meeting, the Board of Trustees unanimously approved a proposal by John Hancock to:
(1) reaffirm the appointment of Janus to act as a sub-investment manager for the Mid Cap Growth Fund,
(2) enter into a new sub-investment management agreement for such Fund on essentially the same terms as the current agreement, and
(3)  recommend that Shareholders approve the new agreement

Reason for this proposal

     Under the terms of its sub-investment management agreement dated March 29, 1996, as amended (the "Current Sub-Investment Management Agreement"), John Hancock contracted with Janus, a Colorado corporation, to make investment decisions, place investment orders, and provide certain recordkeeping functions. As explained in more detail below, Owners are being asked to approve a new sub-investment management agreement among the Trust, John Hancock and Janus (the "New Sub-Investment Management Agreement") because of a change in the ownership of Janus. THE NEW SUB-INVESTMENT MANAGEMENT AGREEMENT WILL BE ON TERMS SUBSTANTIALLY THE SAME AS THOSE IN THE CURRENT SUB-INVESTMENT MANAGEMENT AGREEMENT.

Ownership of Janus

     Following the transaction described below, Stilwell Financial Inc. ("Stilwell"), located at 920 Main Street, Kansas City, MO 64108-2008, currently owns approximately 98% of the outstanding voting shares of Janus. Stilwell is a publicly traded holding company with principal operations in the financial asset management business.

     On October 3, 2001, Thomas H. Bailey, Chairman, President and Chief Executive Officer of Janus, exercised certain rights under his Stock Purchase Agreement dated April 13, 1984 with Stilwell, as amended ("Stock Agreement") to sell his remaining 6.20% stake in Janus to Stilwell (the "Transaction"). The Stock Agreement provides that Mr. Bailey is entitled to sell his shares at the price per share calculated as of December 31, 2000, provided that he exercises these rights before December 31, 2001. At December 31, 2000 the price per share of Janus stock was $1,005. The Transaction closed on November 9, 2001 for a purchase price of $603,320,333 (including applicable interest).

     Under the Stock Agreement, Mr. Bailey has certain management rights, including the right to select a majority of Janus' Board of Directors, subject to Stilwell's consent, which cannot be unreasonably withheld. These contractual rights will terminate on March 28, 2002. Subsequent to that date, it is anticipated that the operation of Janus and day-to-day management of the Fund by Janus will remain largely unchanged. In particular, Janus has advised the Trustees that both Stilwell and Mr. Bailey anticipate that Mr. Bailey will maintain his position as

Chief Executive Officer of Janus and his seat on the Janus Board of Directors for the foreseeable future.

     Under the Investment Company Act of 1940 ("1940 Act"), a change in control of an investment adviser results in an automatic termination of the adviser's investment advisory contracts. The 1940 Act provides a rebuttable presumption that an owner of less than 25% of the outstanding shares of an entity does not control that entity. Based largely on this presumption, Stilwell and Janus have advised John Hancock and the Trustees that they do not believe that the consummation of the Transaction causes an automatic termination of the Current Sub-Investment Management Agreement. Janus has, however, carefully considered Mr. Bailey's involvement in Janus' development since its inception and his significant involvement in all management decisions at Janus. While Janus does not believe that the termination of Mr. Bailey's rights under the Stock Purchase Agreement will effect a change in control of Janus for purposes of the 1940 Act, it recognizes that arguments could be made to the contrary. To avoid any uncertainty about the status of the Current Sub-Investment Management Agreement, Janus has advised the Trustees and John Hancock that it believes that it is prudent and in the best interest of the Fund to obtain shareholder approval of the New Sub-Investment Management Agreement.

New Sub-Investment Management Agreement

     Except for the agreement's effective date, the terms of the New Sub-Investment Management Agreement will be substantially identical to the terms of the Current Sub-Investment Management Agreement./1/ Shareholders of the Fund last approved the Current Sub-Investment Management Agreement on March 29, 1996 in connection with the Fund's commencement of operations. That approval was given by John Hancock in its capacity as the initial shareholder of the Fund.

     The initial term of the New Sub-Investment Management Agreement will reflect the date on which Mr. Bailey ceases to have any contractual right to select a majority of Janus' board of directors (currently anticipated to be on or about March 28, 2002) as its effective date. The New Sub-Investment Management Agreement will not affect (a) the Fund's investment policies and guidelines, (b) the Janus personnel responsible for managing the Fund, or (c) the contractual duties of Janus. The sub-investment management fees currently payable by John Hancock to Janus (0.55% for the first $100 million of average daily net assets of the Fund; 0.50% for the next $400 million; 0.45% for average daily net assets of the Fund over $500 million) will remain unchanged. The aggregate amounts of advisory fees paid to Janus during 2000 and for the nine months ended September 30, 2001 were $________ and $_________, respectively.

     A form of the New Sub-Investment Management Agreement is attached to this proxy statement as Appendix B. Under the New Sub-Investment Management Agreement, Janus will continue to provide investment advisory services to the Fund, including making decisions

_____________________
/1/ The Current Sub-Investment Management Agreement was amended June 7, 2000 and July 1, 2001. In both cases, the amendments reflect reductions in the sub-investment advisory fees payable by John Hancock to Janus. The reductions increased the amount that John Hancock retains from the investment advisory fee that John Hancock receives from the Fund (rather than paying that amount to Janus). In approving the reductions in sub-investment advisory fees, the Board of Trustees relied on representations from John Hancock and Janus that the quality and quantity of services that each provides to the Fund would not diminish as a result of the reductions.

regarding the acquisition, holding or disposition of securities or other assets that the Fund may own or contemplate acquiring from time to time. All services under the New Sub-Investment Management Agreement must be provided in accordance with the provisions of the 1940 Act and any rules or regulations thereunder, the Securities Act of 1933 and any rules or regulations thereunder, the Internal Revenue Code, any other applicable provision of law, the Trust's Declaration of Trust, the Trust's By-Laws, any policies adopted by the Trustees, and the investment policies of the Fund as disclosed in the Trust's registration statement on file with the Securities and Exchange Commission ("SEC"), as amended from time to time.

     Contingent upon receipt of Owners' approval, the New Sub-Investment Management Agreement will be effective on the date Mr. Bailey's management rights described above cease (currently anticipated to be on or about March 28, 2002) and will continue in effect until March 28, 2004. Thereafter, the New Sub-Investment Management Agreement will continue in effect for successive annual periods, provided that its continuance is approved at least annually by
(1) a majority vote, cast in person at a meeting called for that purpose, of the Trustees or (2) a vote of the holders of a majority of the outstanding voting securities (as defined by the 1940 Act) of the Fund and (3) in either event by a majority of the Trustees who are not "interested persons," as defined in the 1940 Act, of John Hancock or of Janus ("Independent Trustees").

     The New Sub-Investment Management Agreement provides that it may be terminated by the Trust at any time, without penalty, by giving the other parties 60 days' written notice, or by John Hancock or Janus at any time by giving the other parties 60 days' written notice. The New Sub-Investment Management Agreement also provides that Janus shall be not be liable for any loss with respect to the Fund, except for losses resulting from willful misfeasance, bad faith, or gross negligence in performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder.

     As stated in the agreement, John Hancock will pay all sub-advisory fees to the sub-investment manager. Therefore, the new sub-investment management arrangement will result in no additional charge to the Trust or to Owners.

Trustees' Considerations

   In reaffirming the appointment of Janus to act as sub-investment manager for the Mid Cap Growth Fund and authorizing the execution of the New Sub-Investment Management Agreement, the Board of Trustees, including the Independent Trustees and, with the assistance of outside counsel to the Trust, requested and evaluated various information provided by John Hancock. In addition, the Board's Trust Governance Committee, composed exclusively of the Board's Independent Trustees, meet with such counsel prior to the Board meeting and evaluated written information provided in advance to the Board by John Hancock.

   In making its decision to approve the New Sub-Investment Advisory Agreement, the Trustees considered various factors and, exercising their business judgement, reached various conclusions, principally including the following:

 . Based on a study prepared by John Hancock and presented to the Trustees in June 2001, the aggregate investment management fees and other expenses that would be paid by the Fund are comparable to those paid by other funds within the current variable insurance marketplace having similar focus. In this regard, however, the Trustees concluded that comparative fee and expense data is an important, but not the exclusive, factor they should rely upon.

 . The Trustees concluded that a comparison of aggregate fees and expenses can be more meaningful than comparison of advisory (or sub-advisory) fees only and/or comparison of other operating expenses only. In this regard, the Trustees noted that comparable funds may allocate other operating expenses (i.e., non-investment advisory fees) differently between a fund and its adviser than does a fund of the Trust.

 . The fact that the sub-investment management fee rate that Janus charges to the Fund is comparable to the average rate Janus charges to similar funds, based on information supplied to John Hancock by Janus, for serving as a sub-investment manager.

 . The historical investment performance of the Mid Cap Growth Fund reflects the higher investment risk of the Mid Cap Growth Fund relative to the median of representative funds having similar investment focus within the current variable insurance marketplace that are not advised or managed by John Hancock.

 . The Trustees considered that, in addition to the sub-management fees it receives from John Hancock, Janus may receive benefits in the form of research services from broker-dealers to whom the Fund pays brokerage commissions.

 . The Trustees considered information from John Hancock about the overall profitability to John Hancock and its affiliates of the variable insurance products funded through the Trust, including profits to John Hancock from serving as the trust's primary investment adviser, They also considered information provided by John Hancock about the difficulties of quantifying the cost and profitability of the advisory function separately from the aggregate cost and profitability of all of the functions performed by John Hancock and its affiliates to develop, offer, and maintain the products. The Trustees concluded that, particularly in view of the interdependence of the Fund and the variable insurance products that it supports, the aggregate profitability information the Trustees received was appropriate for purposes of their deliberations. The Trustees also concluded that information about Janus' costs and profitability would not be helpful to their deliberations. They reached this conclusion because of, among other things, the limited nature of the Fund's management functions for which Janus is responsible and the fact that John Hancock, rather than the Fund, is responsible for paying Janus' sub-investment management fee.

   In connection with their deliberations, the Trustees and the Governance Committee received legal advice from outside counsel to the Trust regarding the standards and methodology of evaluation established by the Securities and Exchange Commission, the courts and the industry for mutual funds selling shares to the public and the applicability of those standards to mutual funds -- like the Trust -- selling shares to life insurance company separate accounts. Such legal counsel, through its representation of John Hancock on certain matters in which the Trust does not have a direct interest, is also familiar with many of the variable insurance products and separate accounts funded through the Trust.

  Based upon all of the information and advice available to them, the Trustees considered the extent and quality of the services that Janus provides to the Fund, the manner in which costs and expenses are allocated among the Fund, Janus and John Hancock, and the benefits accruing to each of those entities as a result of their relationship. As a result of their consideration, the Trustees, in the exercise of their business judgement, unanimously approved the New Sub-Investment Management Agreement as being in the best interests of the Mid Cap Growth Fund and of owners of its shares.


  The Board, including all of the Independent Trustees, also agreed that in the event that the Owners have not approved the New Sub-Investment Management Agreement at the time of the expiration of Mr. Bailey's contractual management rights, Janus will enter into an interim sub-investment management agreement pursuant to Rule 15a-4 under the 1940 Act, which will take effect immediately following such expiration. The interim sub-investment management agreement will be in substantially the form of the proposed New Sub-Investment Management Agreement but also will include certain provisions required by Rule 15a-4 (such as a maximum term of 150 days, a provision that the trustees or a majority of the Fund's shareholders may terminate the agreement at any time without penalty on not more than 10 days' written notice, and a provision that the compensation earned by Janus thereunder will be held in an interest-bearing escrow account until shareholder approval of the New Sub-Investment Management Agreement is obtained, after which the amount in the escrow account (together with any interest) will be paid to Janus). If the Fund has not received the requisite shareholder approval for the New Sub-Investment Management Agreement within 150 days after the expiration of Mr. Bailey's contractual management rights, the trustees will consider other appropriate arrangements, subject to any approval required by the 1940 Act.

Additional Information

Activities and Management of Janus. Janus is a Colorado corporation organized in 1978 (formerly, Bailey & Griffiths, Ltd.) It serves as investment adviser or sub-investment adviser to investment companies and separately managed accounts with investment objectives similar to the Fund. Additional information relating to Janus and to these similar accounts is set forth in Appendix C.

Brokerage Commissions on Fund Transactions. To the maximum extent feasible, Janus places orders for portfolio transactions through brokers and dealers that it believes will offer best execution. When it can be done consistently with the policy of obtaining superior executions, Janus may place such orders with broker/dealers who supply research, market and statistical information to the Fund or to Janus.

     Janus is authorized when placing portfolio transactions for equity securities to pay a brokerage commission (to the extent applicable) in excess of that which another broker might charge for executing the same transaction in a manner consistent with its execution policy to brokers that it has identified as providing superior executions, research or research related products or services that benefit its advisory clients, including the Fund. In selecting brokers and dealers with which to place portfolio transactions for the Fund, Janus will not consider sales of shares of funds currently advised by Janus as a decision-making factor, although it may place such transactions with brokers and dealers that sell shares of funds currently advised by Janus. Allocation of portfolio transactions is supervised by Janus.


Trustees' Recommendation

     The Board of Trustees believes that the Sub-Investment Management Agreement is in the best interests of the Trust and Shareholders investing in the Mid Cap Growth Fund.

   THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS GIVE VOTING INSTRUCTIONS TO VOTE FOR APPROVAL OF THE SUB-INVESTMENT MANAGEMENT
                            ---
AGREEMENT AMONG THE TRUST, JOHN HANCOCK, AND JANUS.

                                                                      Appendix A

                         RECORD DATE AND VOTING SHARES

   As of the close of business on January 16, 2002 ("the record date"), there were ______ shares outstanding of the Mid Cap Growth Fund. Each Trust share is entitled to one vote, and fractional votes will be counted.

   The number of Fund shares attributable to each Owner of a variable life insurance policy ("policy") is determined by dividing, as of the record date of the Meeting, the policy's cash (or account) value (less any outstanding indebtedness) in the corresponding subaccount of the applicable Account by the net asset value of one Fund share The number of Fund shares attributable to each Owner of a variable annuity contract ("contract") is determined by dividing, as of the record date of the Meeting, the value of the Accumulation Shares under a contract (or for each contract under which annuity payments have commenced, the equivalent determined by dividing the contract reserves by the value of one Accumulation Share) in the corresponding subaccount of the applicable Account by the net asset value of one Fund share.

     As of the close of business on the record date, John Hancock and JHVLICO had in the aggregate _____________________________ shares of the Mid Cap Growth Fund representing their contributions and other amounts in the Accounts that are in excess of the amounts attributable to policies and contracts. The officers and Trustees of the Trust cannot own shares of the Mid Cap Growth Fund without
purchasing a policy or contract issued by John Hancock or JHVLICO.   As a group,
the officers and Trustees own less than 1% of the outstanding shares of the Fund. The percentage ownership of each Owner owning more than 5% of the outstanding shares of the Fund as of the record date, is as follows:

-------------------------------------------------------------------------------------------------------------------
              Name                                  Address                          Percent Held
              ----                                  -------                          ------------
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------

                                                                      Appendix B
                                    FORM OF
                     NEW SUB-INVESTMENT ADVISORY AGREEMENT


   AGREEMENT made as of the ___ day of March, 2002 by and among John Hancock Variable Series Trust I, a Massachusetts business trust (the "Series Fund"), Janus Capital Corporation, a Colorado corporation ("Advisers"), and John Hancock Life Insurance Company, a Massachusetts corporation ("JHLICO").

   WHEREAS, the Series Fund is organized and is engaged in business as an open-end management investment company and is so registered under the Investment Company Act of 1940 (the "1940 Act"); and

   WHEREAS, JHLICO and Advisers are each engaged in the business of rendering investment advice under the Investment Advisers Act of 1940; and

   WHEREAS, the Series Fund is authorized to issue shares of capital stock in separate classes with each such class representing interests in a separate portfolio of securities and other assets; and

   WHEREAS, the Series Fund offers shares in several classes, one of which is designated as the Mid-Cap Growth Fund, (together with all other classes established by the Series Fund, collectively referred to as the "Funds"), each of which pursues its investment objectives through separate investment policies; and

   WHEREAS, the Series Fund has retained JHLICO to render investment management services to the Series Fund pursuant to an Investment Management Agreement dated as of March 14, 1996, as amended (the "Investment Management Agreement"), pursuant to which it may contract with Advisers as a sub-manager as provided for herein;

   NOW, THEREFORE, WITNESSETH: That it is hereby agreed between the parties hereto as follows:

1. APPOINTMENT OF SUB-MANAGER

   (a)  Designated Fund.  Advisers is hereby appointed and Advisers hereby
        ---------------
accepts the appointment to act as investment adviser and manager to the Mid-Cap Growth Fund (the "Designated Fund") for the period and on the terms herein set forth, for the compensation herein provided.

   (b)  Additional Designated Funds.  In the event that the Series Fund and
        ---------------------------
JHLICO desire to retain Advisers to render investment advisory services hereunder for any other Fund, they shall so notify Advisers in writing. If it is willing to render such services, Advisers shall notify the Series Fund in writing, whereupon such Fund shall become a Designated Fund hereunder.

    (c)  Incumbency Certificates.  Advisers shall furnish to JHLICO, immediately
         -----------------------
upon execution of this Agreement, a certificate of a senior officer of Advisers setting forth (by name and title, and including specimen signatures) those officers of Advisers who are authorized to make investment decisions for the Designated Fund pursuant to the provisions of this Agreement. Advisers shall promptly provide supplemental certificates in connection with each additional Designated Fund (if any) and further supplemental certificates, as needed, to reflect all changes with respect to such authorized officers for any Designated Fund. On behalf of the Series Fund, JHLICO shall instruct the custodian for the Designated Fund to accept instructions with respect to the Designated Fund from the officers of Advisers so named.

    (d)  Independent Contractor.  Advisers shall for all purposes herein be
         ----------------------
deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or be deemed an agent of the Series Fund.

    (e)  Advisers' Representations.  Advisers represents, warrants and agrees
         -------------------------
(i) that it is registered as an investment adviser under the Investment Advisers Act of 1940, and that it will remain so registered and will comply with the requirements of said Act, and the rules and regulations thereunder, at all times while this Agreement remains in effect, (ii) that it will promptly notify JHLICO if the foregoing representation and agreement shall cease to be true (in any material respect) at any time during the term of this Agreement, (iii) that it will promptly notify JHLICO of any material change in the senior management or ownership of Advisers, or of any change in the identity of the personnel who manage the Designated Fund, (iv) that it has adopted a code of ethics complying with the requirements of Rule 17j-1 of the Securities and Exchange Commission (the "SEC") under the 1940 Act and has provided true and complete copies of such code to the Series Fund and to JHLICO, and has adopted procedures designed to prevent violations of such code, and (v) that it has furnished the Series Fund and JHLICO each with a copy of Advisers' Form ADV, as most recently filed with the SEC, and will promptly furnish copies of each future amendment thereto. Advisers shall not be subject to any other code of ethics, including JHLICO's code of ethics, unless specifically adopted by Advisers.

2. PROVISION OF INVESTMENT MANAGEMENT SERVICES

    Advisers will provide for the Designated Fund a continuing and suitable investment program consistent with the investment policies, objectives and restrictions of said Fund, as established by the Series Fund and JHLICO. From time to time, JHLICO or the Series Fund may provide Advisers with additional or amended investment policies, guidelines and restrictions. Advisers, as sub-manager, will have exclusive authority to manage the investment and reinvestment of the assets in the Designated Fund, and perform the functions set forth below, subject to the overall supervision, direction, control and review of JHLICO and the Board of

Trustees of the Series Fund, consistent with the applicable investment policies, guidelines and restrictions, the provisions of the Series Fund's Declaration of Trust, Bylaws, registration statement, prospectus, statement of additional information (each as in effect from time to time and as delivered to Advisers by JHLICO or the Series Fund), the 1940 Act and all other applicable laws and regulations (including any applicable investment restrictions imposed by state insurance laws and regulations or any directions or instructions delivered to Advisers in writing by JHLICO or the Series Fund from time to time and as delivered to Advisers by JHLICO or the Series Fund). By its signature below, Advisers acknowledges receipt of a copy of the Series Fund's Declaration of Trust, Bylaws, prospectus, and statement of additional information, each as in effect on the date of this Agreement.

   Advisers will, at its own expense:

   (a) advise the Series Fund in connection with investment policy decisions to be made by its Board of Trustees or any committee thereof regarding the Designated Fund and, upon request, furnish the Series Fund with research, economic and statistical data in connection with said Fund's investments and investment policies;

   (b) submit such reports and information as JHLICO or the Series Fund's Board of Trustees may reasonably request, to assist the custodian in its determination of the market value of securities held in the Designated Fund; however, Advisers shall not be required to ascertain the market value of Fund securities;

   (c) place orders for purchases and sales of portfolio investments for the Designated Fund (and shall have the authority to do so every day that the market is open);

   (d) give instructions to the Designated Fund's custodian concerning the delivery of securities and transfer of cash for the Designated Fund (however, Advisers shall not be responsible for the segregation of assets belonging to the Designated Fund);

   (e) maintain and preserve the records relating to its activities hereunder required by the 1940 Act to be maintained and preserved by the Series Fund, to the extent not maintained by the custodian, transfer agent or JHLICO;

   (f) at the close of business each day, provide JHLICO and the custodian with copies of trade tickets for each transaction effected for the Designated Fund, and promptly forward to the custodian copies of all brokerage or dealer confirmations;

   (g) as soon as practicable following the end of each calendar month, provide JHLICO with written statements showing all transactions effected for the Designated Fund during the month, a summary listing all investments held in such Fund as of the last day of the month, and such other information as JHLICO may reasonably request in connection with the accounting services that it provides for the Designated Fund (it being understood that JHLICO, and not Advisers, shall be responsible for all Fund accounting services and the costs associated with such services, provided that the foregoing shall not alter the allocation of costs agreed upon between the Series Fund and JHLICO in the Investment Management Agreement or any other agreement to which they are parties); and

   (h) absent specific instructions to the contrary provided to it by JHLICO, subject to its receipt of all necessary voting materials, vote all proxies with respect to investments of the Designated Fund in accordance with Advisers' proxy voting policy as most recently supplied, from time to time, to JHLICO and the Series Fund.

   On its own initiative, Advisers will apprise JHLICO and the Series Fund of important economic developments materially affecting the Designated Fund, and will furnish JHLICO and the Series Fund's Board of Trustees from time to time such information as is appropriate for this purpose. Advisers will also make its personnel available in Boston or other reasonable locations as often as quarterly to discuss the Designated Fund and Advisers' management thereof, to educate JHLICO sales personnel with respect thereto, and for such other purposes as the Series Fund or JHLICO may reasonably request. Except for 13F and 13G filings, Advisers shall not be responsible for the preparation or filing of any report required of the Designated Fund by any governmental body.

   The Series Fund and JHLICO will provide timely information to Advisers regarding such matters as purchases and redemptions of shares in the Designated Fund and the cash requirements of, and cash available for investment in, the Fund. JHLICO will timely provide Advisers with: copies of monthly accounting statements for the Designated Fund, and such other information as may be reasonably necessary or appropriate or otherwise requested by Advisers in order for Advisers to perform its responsibilities hereunder; including, without limitation, the Series Fund's Declaration of Trust, Bylaws, registration statement, prospectus, and statement of additional information (each as updated, supplemented or amended from time to time); copies of any resolution passed by the Board of Trustees of the Series Fund which affects the responsibilities of Advisers under this Agreement; periodic reports concerning the classification of Fund securities for purposes of Subchapter M of the Internal Revenue Code and Treasury Regulations Section 1.817; periodic notices identifying the Designated Fund's custodian (and its foreign sub-custodians, as approved by the Series Fund's trustees in accordance with Rule 17f-5) and any changes therein; copies of financial statements or reports with respect to the Designated Fund that are provided to any investor or to any governmental body; a Form W-9 certifying the Designated Fund's taxpayer identification number; copies of liquidity, cross-trade and other procedures, if any, applicable to the Designated Fund; "free-riding" and withholding questionnaires; a list of the Designated Fund's "affiliated persons" (as defined in Section 2(a)(3) of the 1940 Act) who are registered broker-dealers, and a list of persons authorized to act on behalf of JHLICO with respect to this Agreement, each of which list shall be updated from time to time, as necessary. JHLICO represents and warrants that: (i) it is duly incorporated and validly existing and in good standing as a corporation under the laws of The

Commonwealth of Massachusetts; (ii) it has all requisite corporate power and authority under the laws of Massachusetts and Federal securities laws, and has taken all necessary corporate action to authorize JHLICO, to execute, deliver and perform this Agreement; (iii) it is a registered investment adviser under the Investment Advisers Act of 1940, and is in compliance, in all material respects, with all registrations required by, and will conform, in all material respects, with all rules and regulations of the Securities and Exchange Commission; and (iv) it has received a copy of Part II of Advisers' Form ADV.

3. ALLOCATION OF EXPENSES

   Each party to this Agreement shall bear the costs and expenses of performing its obligations hereunder. In this regard, the Series Fund specifically agrees to assume the expense of:

   (a) brokerage commissions for transactions in the portfolio investments of the Series Fund and similar fees and charges for the acquisition, disposition, lending or borrowing of such portfolio investments;

   (b)  custodian fees and expenses;

   (c) all taxes, including issuance and transfer taxes, and reserves for taxes payable by the Series Fund to federal, state or other governmental agencies; and

   (d)  interest payable on the Series Fund's borrowings.

Nothing in this Agreement shall alter the allocation of expenses and costs agreed upon between the Series Fund and JHLICO in the Investment Management Agreement or any other agreement to which they are parties. Any reimbursement of advisory fees to the Series Fund that may be required by any expense limitation and any liability arising out of a violation of Section 36(b) of the 1940 Act shall be the sole responsibility of JHLICO.

4. SUB-ADVISORY FEES

   For all of the services rendered with respect to the Designated Fund as herein provided, JHLICO shall pay to Advisers a fee (for the payment of which the Series Fund shall have no obligation or liability), based on the Current Net Assets of the Designated Fund, as set forth in Schedule I attached hereto and made a part hereof. Such fee shall be accrued daily and payable monthly, as soon as practicable after the last day of each calendar month. In the case of termination of this Agreement with respect to the Designated Fund during any calendar month, the fee with respect to such Fund accrued to but excluding the date of termination shall be paid promptly following such termination. For purposes of computing the amount of advisory fee accrued for any day, "Current Net Assets" shall mean the Designated Fund's net assets as of the most recent preceding day for which the Designated Fund's net assets were computed.

5. PORTFOLIO TRANSACTIONS

   In connection with the investment and reinvestment of the assets of the Designated Fund, Advisers is authorized to select the brokers or dealers (including brokers or dealers affiliated with Advisers) that will execute purchase and sale transactions for the Fund and to use its best efforts to obtain the best available price and most favorable execution with respect to all such purchases and sales of portfolio securities for said Fund. Advisers shall maintain records adequate to demonstrate compliance with this requirement. Subject to this primary requirement, and maintaining as its first consideration the benefits to the Designated Fund and its shareholders, Advisers shall have the right subject to the control of the Board of Trustees, and to the extent authorized by the Securities Exchange Act of 1934, to follow a policy of selecting brokers who furnish brokerage and research services or products to the Designated Fund or to Advisers, and who charge a higher commission rate to the Designated Fund than may result when allocating brokerage solely on the basis of seeking the most favorable price and execution. Advisers shall determine in good faith that such higher cost was reasonable in relation to the value of the brokerage and research services provided. This determination, with respect to brokerage and research services or products, may be viewed in terms of a given transaction or the overall responsibilities of Advisers and its affiliates with respect to the Designated Fund and other accounts over which they exercise discretion, and not all such services or products will necessarily be used by Advisers in managing the Designated Fund.

   Advisers will not receive any tender offer solicitation fees or similar payments in connection with the tender of investments of any Fund.

6. OWNERSHIP OF INFORMATION, RECORDS, AND CONFIDENTIALITY

   The Series Fund shall own and control all records maintained hereunder by Advisers on the Series Fund's behalf and, in the event of termination of this Agreement with respect to any Fund for any reason, upon request by the Series Fund, all records relating to that Fund shall be promptly returned to the Series Fund, free from any claim or retention of rights by Advisers, provided that (subject to the last paragraph of this Section 6) Advisers may retain copies of such records. Advisers also agrees, upon reasonable request of the Series Fund, promptly to surrender such books and records or, at its expense, copies thereof, to the Series Fund or make such books and records available during normal business hours for audit or inspection by representatives of regulatory authorities or other persons reasonably designated by the Series Fund. Advisers further agrees to maintain, prepare and preserve such books and records in accordance with the 1940 Act and rules thereunder, including but not limited to Rules 31a-1 and 31a-2, and to supply all information requested by any insurance regulatory authorities to determine whether all insurance laws and regulations are being complied with.

   Advisers shall not disclose or use any records or information obtained pursuant hereto in any manner whatsoever except as expressly authorized herein, and will keep confidential any information obtained pursuant hereto, and disclose such information only if the Series Fund has authorized such disclosure, or if such disclosure is expressly required by applicable federal or state regulatory authorities.

7. LIABILITY; STANDARD OF CARE

   No provision of this Agreement shall be deemed to protect Advisers or JHLICO against any liability to the Series Fund or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties under this Agreement or the Investment Management Agreement. Nor shall any provision hereof be deemed to protect any trustee or officer of the Series Fund against any such liability to which he might otherwise be subject by reason of any willful misfeasance, bad faith or negligence in the performance his duties or the reckless disregard of his obligations and duties. Except as may be otherwise provided pursuant to Federal securities laws, neither Advisers nor any of its officers, directors, shareholders, employees, agents or affiliates shall be liable for any loss, liability, cost, damage or expense (including reasonable attorneys' fees) (collectively, "Losses") other than Losses resulting from the willful misfeasance, bad faith or gross negligence of such a person, or the reckless disregard by such a person of its obligations and duties. Advisers shall employ only qualified personnel to manage the Designated Fund and may perform its services under this Agreement through any employee, officer or agent; shall comply with all applicable laws and regulations in the discharge of its duties under this Agreement; shall (as provided in Section 2 above) comply with the investment policies, guidelines and restrictions of the Designated Fund and with the provisions of the Series Fund's Declaration of Trust, Bylaws, prospectus and statement of additional information; shall manage the Designated Fund (subject to the receipt of, and based upon the information contained in, periodic reports from JHLICO or the custodian concerning the classification of Fund securities for such purposes) as a regulated investment company in accordance with subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and Treasury Regulations Section 1.817-5(b); shall act at all times in the best interests of the Series Fund; and shall discharge its duties with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of a similar enterprise. However, Advisers shall not be obligated to perform any service not described in this Agreement, and shall not be deemed by virtue of this Agreement to have made any representation or warranty that any level of investment performance or level of investment results will be achieved, or that the Designated Fund will perform comparably with any public or private standard or index (including other clients of Advisers).

   Advisers agrees to hold harmless and indemnify JHLICO and the Series Fund, and their respective directors and officers and each person, if any, who controls JHLICO or the Series Fund within the meaning of Section 15 of the Securities Act of 1933, as amended, from and against any and all losses, claims, damages, liabilities and expenses (including reasonable attorneys' fees and expenses and costs of investigation) arising out of or based upon Advisers' willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties under this Agreement, or violation of applicable law. JHLICO agrees to hold harmless and indemnify Advisers, and its directors and officers and each person, if any, who controls Advisers within the meaning of Section 15 of the Securities Act of 1933, as amended, from and against any and all losses, claims, damages, liabilities and expenses (including reasonable attorneys' fees and expenses and costs of investigation) arising out of or based upon JHLICO's willful misfeasance, bad faith, negligence, or reckless disregard of its duties under this Agreement, or violation of applicable law.

   JHLICO agrees to hold harmless Advisers, its directors and officers and each person, if any, who controls Advisers within the meaning of Section 15 of the Securities Act of 1933, as amended, from and against any and all losses, claims, damages, liabilities and expenses (including reasonable attorneys' fees and expenses and costs of investigation) arising out of or based upon (a) the failure of the Series Fund's Registration Statement, including the prospectus and statement of additional information, or any amendment or supplement thereto, any preliminary prospectus, any other written communication with investors or any other submission to governmental bodies or self-regulatory bodies filed on or subsequent to the date of this Agreement (collectively, the "Disclosure Documents") to comply with the requirements of applicable federal and state securities, insurance or other laws; (b) any untrue statement or alleged untrue statement of a material fact contained in any Disclosure document; or (c) any omission or alleged omission in any Disclosure Document to state a material fact required to be stated therein or necessary to make the statements therein not misleading; except insofar as such losses, claims, damages, liabilities and
            ------
expenses arise out of or are based upon any such statement or omission which is in turn based upon information furnished in writing to JHLICO or the Series Fund by Advisers and which Advisers was informed or otherwise knew was to be used in the Disclosure Document.

   The obligations in the preceding two paragraphs shall survive termination of this Agreement.

8. DURATION AND TERMINATION OF THIS AGREEMENT

   (a)  Duration.  This Agreement shall become effective with respect to the
        --------
Designated Fund on the date hereof and, with respect to any additional Designated Fund, on the date of receipt by the Series Fund of notice from Advisers in accordance with Paragraph 1(b) hereof that it is willing to serve with respect to such Fund. Unless terminated as herein provided, this Agreement shall remain in full force and effect for two years from the date hereof with respect to the initial Designated Fund and, with respect to each additional Designated Fund, until two years following the date on which such Fund becomes a Designated Fund hereunder, and shall continue in full force and effect thereafter with respect to each Designated Fund so long as such continuance with respect to any such Fund is approved at least annually (a) by either the Board of Trustees of the Series Fund or by vote of a majority of the outstanding voting shares of such Fund, and
(b) in either event by the vote of a majority of the trustees of the Series Fund who are not parties to this Agreement or "interested persons" of any such party, cast in person at a meeting called for the purpose of voting on such approval.

   Any approval of this Agreement by the holders of a majority of the outstanding shares of any Designated Fund shall be effective to continue this Agreement with respect to any such Fund notwithstanding (A) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Fund affected hereby, and (B) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the Series Fund, unless such approval shall be required by any other applicable law or otherwise. The terms "assignment," "vote of a majority of the outstanding shares" and "interested person," when used in this Agreement, shall have the respective meanings specified in the 1940 Act and rules thereunder.

   (b)  Termination.  The Series Fund may terminate this Agreement with respect
        -----------
to any Fund at any time, without payment of any penalty, pursuant to a vote of the trustees of the Series Fund or a vote of a majority of the outstanding shares of such Fund, by giving written notice thereof to Advisers and to JHLICO. Any such termination shall be effective as of the later of the date specified in such notice or the date such notice is delivered to Advisers. Advisers may terminate this Agreement with respect to any Fund on at least sixty days' prior written notice delivered to the Series Fund and to JHLICO. JHLICO may terminate this Agreement with respect to any Fund on at least sixty days' prior written notice delivered to the Series Fund and to Advisers.

   (c)  Automatic Termination.  Subject only to the giving of notice thereof,
        ---------------------
this Agreement shall automatically and immediately terminate in the event of any assignment not permitted pursuant to Section 15 below, or if the Investment Management Agreement is terminated.

9.  SERVICES NOT EXCLUSIVE; USE OF ADVISERS' NAME AND LOGO

   The services of Advisers to the Series Fund are not to be deemed exclusive and it shall be free to render similar services to others so long as its services hereunder are not impaired thereby. It is specifically understood that directors, officers and employees of Advisers and of its subsidiaries and affiliates may continue to engage in providing portfolio management services and advice to other investment companies, whether or not registered, and other investment advisory clients. Where necessary and appropriate, transaction costs and associated costs will be allocated by Advisers among its several clients, including the Designated Fund, in a manner that Advisers believes to be equitable.

    JHLICO and the Series Fund acknowledge that Advisers is the sole owner of the name and mark "Janus." During the term of this Agreement, however, JHLICO and the Series Fund shall have the non-exclusive and non-transferable right to use Advisers' name and logo in all materials relating to the Designated Fund, including all prospectuses, proxy statements, reports to shareholders, sales literature and other written materials prepared for distribution to shareholders of the Series Fund or the public. Prior to distribution of any materials which refer to Advisers, JHLICO shall consult with Advisers and shall furnish to Advisers a copy of such materials. Advisers agrees to cooperate with JHLICO and to review such materials promptly. JHLICO shall not distribute such materials if Advisers reasonably objects in writing, within ten (10) business days of its receipt of such copy (or such other time as may be mutually agreed), to the manner in which its name and logo and other references to Advisers are used. Upon termination of this Agreement, for any reason, JHLICO and the Series Fund shall immediately cease all use of the "Janus" name and mark. The foregoing shall not be deemed to authorize JHLICO or the Series Fund to make any representation on behalf of Advisers or its affiliates.

10. AVOIDANCE OF INCONSISTENT POSITION

    In connection with the purchase and sale of portfolio securities of the Designated Fund, Advisers and its directors, officers and employees will not act as principal or agent or receive any commission. Nothing in this Agreement, however, shall preclude the combination of orders for the sale or purchase of portfolio securities of the Designated Fund with those for other registered investment companies managed by Advisers or its affiliates, if orders are allocated in a manner deemed equitable by Advisers among the accounts and at a price approximately averaged.

11. AMENDMENT

    No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing. No amendment of this Agreement shall be effective with respect to any Fund until approved specifically by (a) the Board of Trustees of the Series Fund, or by vote of a majority of the outstanding shares of that Fund, and (b) by vote of a majority of those trustees of the Series Fund who are not interested persons of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval.

12. LIMITATION OF LIABILITY

    It is expressly agreed that the obligations of the Series Fund hereunder shall not be binding upon any of the trustees, shareholders, officers, agents or employees of Series Fund personally, but only bind the trust property of the Series Fund, as provided in the Series Fund's Declaration of Trust.

13. NOTICES

    Notices and other communications required or permitted under this Agreement shall be in writing, shall be deemed to be effectively delivered when actually received, and may be delivered by US mail (first class, postage prepaid), by facsimile transmission, by hand or by commercial overnight delivery service, addressed as follows:


    ADVISERS:       Janus Capital Corporation
                    100 Fillmore Street
                    Denver, CO 80206
                    Attention: General Counsel
                    Fax #: 303-394-7714

    JHLICO:         John Hancock Life Insurance Company
                    200 Clarendon Street
                    P.O. Box 111
                    Boston, MA 02117
                    Attention: Raymond F. Skiba
                    Fax #: 617-572-4953

    SERIES FUND:    John Hancock Variable Series Fund Trust I
                    200 Clarendon Street
                    P.O. Box 111
                    Boston, MA 02117
                    Attention: Raymond F. Skiba
                    Fax #: 617-572-4953

14. GOVERNING LAW

     This agreement shall be construed in accordance with the laws of the State of Colorado and the applicable provisions of the 1940 Act and rules thereunder.

15. ASSIGNMENT

     This Agreement may not be assigned by any party, either in whole or in part, without the prior written consent of each other party.

16. ENTIRE AGREEMENT AND SEVERABILITY

     This Agreement constitutes the entire agreement of the parties and supersedes all prior understandings, agreements, contracts and other documents with respect to its subject matter. If any provision of this Agreement is held to be invalid or unenforceable to any extent, the remainder of this Agreement shall nevertheless remain in effect and be enforceable to the maximum extent permitted by law.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day first set forth above.

ATTEST:                       JOHN HANCOCK VARIABLE SERIES TRUST I


                              By: _________________________________
                              Name:________________________________
                              Title:_______________________________


ATTEST:                       JOHN HANCOCK LIFE INSURANCE COMPANY


                              By:__________________________________
                              Name:________________________________
                              Title:_______________________________


ATTEST:                       JANUS CAPITAL CORPORATION


                              By:__________________________________
                              Name:________________________________
                              Title:_______________________________

                                  SCHEDULE I

                                     Fees
                                     ----


Mid Cap Growth Fund:
--------------------

Current Net Assets Under Management                            Sub-Advisory Fee

On the first $100 million                           55 basis points per annum

On amounts over $100 million but less than          50 basis points per annum
$500 million

On amounts over $500 million                        45 basis points per annum

                                                                      Appendix C
                            ADDITIONAL INFORMATION

The following table and accompanying notes contain information concerning funds managed by Janus with a growth emphasis that seek long-term growth of capital.

---------------------------------------------------------------------------------------------------------------
                                                   Net Assets (Millions)           Janus Compensation
                                                           as of                 (% of Average Daily Net
               Name of Fund                          September 30, 2001                  Assets)
---------------------------------------------------------------------------------------------------------------
AAL Variable Product Series Fund, Inc. -                                6.7  0.55% first $100 million/(4)/
AAL Aggressive Growth Portfolio                                              0.50% next $400 million
                                                                             0.45% over $500 million
---------------------------------------------------------------------------------------------------------------
The AAL Mutual Funds -                                                 39.5  0.55% first $100 million/(4)/
AAL Aggressive Growth Fund                                                   0.50% next $400 million
                                                                             0.45% over $500 million
---------------------------------------------------------------------------------------------------------------
American Skandia Trust -                                              543.0  0.50% on all assets/(4)/
AST Janus Overseas Growth Portfolio
---------------------------------------------------------------------------------------------------------------
American Skandia Trust -                                               52.2  0.55% first $100 million/(4)/
AST Janus M id-Cap Growth Portfolio                                          0.50% next $400 million
                                                                             0.45% next $1.5 billion
                                                                             0.40% next $3 billion
                                                                             0.375% next $5 billion'
                                                                             0.35% over $10 billion
---------------------------------------------------------------------------------------------------------------
American Skandia Trust -                                               29.7  0.55% first $100 million/(4)/
AST Janus Strategic Value Portfolio                                          0.50% next $400 million
                                                                             0.45% next $1.5 billion
                                                                             0.40% next $3 billion
                                                                             0.375%  next $3 billion
                                                                             0.35% over $10 billion
---------------------------------------------------------------------------------------------------------------
American Skandia Advisor Funds, Inc.                                1,035.6  0.50% first $500 million/(4)/
ASAF Janus Capital Growth Fund                                               0.45% next $500 million
                                                                             0.40% next $4 billion
                                                                             0.35% over $5 billion
---------------------------------------------------------------------------------------------------------------
American Skandia Advisor Funds, Inc. -                                250.0  0.50% on all assets/(4)/
ASAF Janus Overseas Growth Fund
---------------------------------------------------------------------------------------------------------------
American Skandia Advisor Funds, Inc. -                                 19.2  0.55% first $100 million/(4)/
ASAF Janus Mid-Cap Growth Fund                                               0.50% next $400 million
                                                                             0.45% next $1.5 billion
                                                                             0.40% next $3 billion
                                                                             0.375% next $5 billion
                                                                             0.35% over $10 billion
---------------------------------------------------------------------------------------------------------------
The GCG Trust -                                                       979.7  0.55% first $100 million/(4)/
Growth Portfolio                                                             0.50% next $400 million
                                                                             0.45% over $500 million
                                                                             0.425% next $2 billion
                                                                             0.40% over $3 billion
---------------------------------------------------------------------------------------------------------------
The GCG Trust -                                                        19.5  0.55% first $100 million /(4)/
Special Situations Portfolio                                                 0.50% next $400 million
                                                                             0.45% over $500 million
---------------------------------------------------------------------------------------------------------------
IDEX Mutual Funds -                                                   167.1  0.50% first $750 million/(4)/
IDEX Janus Capital Appreciation Fund                                         0.45% next $250 million
                                                                             0.425% over $1 billion
---------------------------------------------------------------------------------------------------------------

See accompanying notes on page C-4

---------------------------------------------------------------------------------------------------------------
                                                    Net Assets (Millions)
                                                            as of                    Janus Compensation
Name of Fund - continued                             September 30, 2001       (% of Average Daily Net Assets)
---------------------------------------------------------------------------------------------------------------
Janus Core Equity Fund                                                711.0                        0.65%
---------------------------------------------------------------------------------------------------------------
Janus Enterprise Fund                                               2,945.3                        0.65%
---------------------------------------------------------------------------------------------------------------
Janus Global Life Sciences Fund                                     2,375.5                        0.65%
---------------------------------------------------------------------------------------------------------------
Janus Global Technology Fund                                        1,968.7                        0.65%
---------------------------------------------------------------------------------------------------------------
Janus Global Value Fund                                                56.4                        0.65%
---------------------------------------------------------------------------------------------------------------
Janus Mercury Fund                                                  7,875.7                        0.65%
---------------------------------------------------------------------------------------------------------------
Janus Olympus Fund                                                  2,942.9                        0.65%
---------------------------------------------------------------------------------------------------------------
Janus Orion Fund                                                      561.6                        0.65%
---------------------------------------------------------------------------------------------------------------
Janus Overseas Fund                                                 4,868.5                        0.65%
---------------------------------------------------------------------------------------------------------------
Janus Special Situations Fund                                         907.0                        0.65%
---------------------------------------------------------------------------------------------------------------
Janus Strategic Value Fund                                          1,877.7                        0.65%
---------------------------------------------------------------------------------------------------------------
Janus Twenty Fund                                                  14,362.7                        0.65%
---------------------------------------------------------------------------------------------------------------
Janus Venture Fund                                                    966.1                        0.65%
---------------------------------------------------------------------------------------------------------------
Janus Aspen Aggressive Growth Portfolio                             1,973.8                        0.65%
---------------------------------------------------------------------------------------------------------------
Janus Aspen Capital Appreciation Portfolio                          1,126.6                        0.65%
---------------------------------------------------------------------------------------------------------------
Janus Aspen Core Equity Portfolio                                      12.6                        0.65%/(1)/
---------------------------------------------------------------------------------------------------------------
Janus Aspen Global Life Sciences Portfolio                             42.4                        0.65%/(1)/
---------------------------------------------------------------------------------------------------------------
Janus Aspen Global Technology Portfolio                               204.1                        0.65%/(1)/
---------------------------------------------------------------------------------------------------------------
Janus Aspen Global Value Fund                                           1.8                        0.65%/(1)/
---------------------------------------------------------------------------------------------------------------
Janus Aspen International Growth Fund                               1,232.6                        0.65%
---------------------------------------------------------------------------------------------------------------
Janus Aspen Strategic Value Portfolio                                  13.4                        0.65%/(1)/
---------------------------------------------------------------------------------------------------------------
Janus Adviser Aggressive Growth Fund                                  262.0                        0.65%/(2)/
---------------------------------------------------------------------------------------------------------------
Janus Adviser Capital Appreciation Fund                               221.6                        0.65%/(2)/
---------------------------------------------------------------------------------------------------------------
Janus Adviser Core Equity Fund                                          7.5                        0.65%/(2)/
---------------------------------------------------------------------------------------------------------------
Janus Adviser Global Value Fund                                         1.8                        0.65%/(3)/
---------------------------------------------------------------------------------------------------------------
Janus Adviser International Fund                                      386.9                        0.65%/(2)/
---------------------------------------------------------------------------------------------------------------
Janus Adviser Strategic Value Fund                                      4.4                        0.65%/(3)/
---------------------------------------------------------------------------------------------------------------
JNL Series Trust -                                                    407.0     0.55% first $100 million/(4)/
JNL/Janus Aggressive Growth Series                                              0.50% next $400 million
                                                                                0.45% over $500 million
---------------------------------------------------------------------------------------------------------------
JNL Series Trust -                                                    232.3     0.55% first $100 million/(4)/
JNL/Janus Capital Growth Series                                                 0.50% next $400 million
                                                                                0.45% over $500 million
---------------------------------------------------------------------------------------------------------------

See accompanying notes on page C-4

-----------------------------------------------------------------------------------------------------------
                                                  Net Assets (Millions)           Janus Compensation
                                                          as of                (% of Average Daily Net
        Name of Fund - continued                    September 30, 2001                  Assets)
-----------------------------------------------------------------------------------------------------------
Manufacturers Investment Trust -                                      109.1  0.55% first $100 million/(4)/
Dynamic Growth Trust                                                         0.50% next $400 million
                                                                             0.45% over $500 million
-----------------------------------------------------------------------------------------------------------
MassMutual Institutional Funds                                        121.1  0.55% first $100 million/(4)/
MassMutual Aggressive Growth Fund                                            0.50% next $400 million
                                                                             0.45% over  $500 million
-----------------------------------------------------------------------------------------------------------
Metropolitan Series Fund, Inc.-                                       930.5  0.55% first $100 million/(4)/
Janus Mid-Cap Portfolio                                                      0.50% next $400 million
                                                                             0.45% over $500 million
-----------------------------------------------------------------------------------------------------------
Met Investors Series Trust -                                            7.8  0.55% first $100 million/(4)/
Janus Aggressive Growth Portfolio                                            0.50% next $400 million
                                                                             0.45% over $500 million
-----------------------------------------------------------------------------------------------------------
Ohio National Fund, Inc. -                                             14.1  0.55% first $100 million/(4)/
Aggressive Growth Portfolio                                                  0.50% next $400 million
                                                                             0.45% over $500 million
-----------------------------------------------------------------------------------------------------------
Pacific Select Fund -                                               2,076.0  0.55% first $100 million/(4)/
Growth LT Portfolio                                                          0.50% next $400 million
                                                                             0.45% over $500 million
-----------------------------------------------------------------------------------------------------------
Pacific Select Fund -                                                  42.5  0.55% first $100 million/(4)/
Focused 30 Portfolio                                                         0.50% next $400 million
                                                                             0.45% over $500 million
-----------------------------------------------------------------------------------------------------------
Pacific Select Fund -                                                  67.0  0.55% first $100 million/(4)/
Strategic Value Portfolio                                                    0.50% next $400 million
                                                                             0.45% over $500 million
-----------------------------------------------------------------------------------------------------------
The Phoenix Edge Series Fund -                                         18.6  0.55% first $100 million/(4)/
Phoenix-Janus Core Equity Series                                             0.50% next $400 million
                                                                             0.45% over $500 million
-----------------------------------------------------------------------------------------------------------
The Travelers Series Trust -                                        1,188.9  0.55% first $100 million/(4)/
Capital Appreciation Fund                                                    0.50% next $400 million
                                                                             0.45% over $500 million
-----------------------------------------------------------------------------------------------------------
WM Group of Funds -                                                   568.0  0.55% first $25 million/(4)/
Growth Fund                                                                  0.50% next $475 million
                                                                             0.45% over $500 million
-----------------------------------------------------------------------------------------------------------
WM Variable Trust -                                                   158.1  0.55% first $25 million/(4)/
Growth Fund                                                                  0.50% next $475 million
                                                                             0.45% over $500 million
-----------------------------------------------------------------------------------------------------------

See accompanying notes on page C-4

Notes


/(1)/ Janus has agreed by contract to waive the advisory fee in an amount equal to the amount, if any, that the Portfolio's normal operating expenses in any fiscal year, including the investment advisory fee but excluding distribution fees (applicable to Service Shares only), brokerage commissions, interest, taxes and extraordinary expenses exceed the agreed-upon expense limit. Mortality risk, expense risk and other charges imposed by participating insurance companies are excluded from the expense limit. Janus has agreed to continue such waivers until at least the next annual renewal of the advisory agreement (anticipated to be on or around July 1, 2002).
/(2)/ Until at least July 31, 2003, provided that Janus remains the investment adviser to the Fund, Janus has agreed by contract to waive the advisory fee payable by the Fund in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution fee, administrative services fee, brokerage commissions, interest, taxes and extraordinary expenses, exceed the agreed-upon expense limit.
/(3)/ Until at least the next annual renewal of the advisory agreement (anticipated to be on or around July 1, 2002), provided that Janus remains the investment adviser to the Fund, Janus has agreed by contract to waive the advisory fee payable by the Fund in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution fee, administrative services fee, brokerage commissions, interest, taxes and extraordinary expenses, exceed the agreed-upon expense limit.
/(4)/ Fees charged by Janus do not reflect the additional fees charged by the primary adviser to the fund. Fees charged by the primary adviser will result in an increase of total fees paid by the fund.

Directors and Executive Officers of Janus

     The Directors of Janus are Thomas H. Bailey, Helen Young Hayes, Michael E. Herman, Thomas A. McDonnell, Landon H. Rowland and Michael Stolper. The address and principal occupations of each Director are set forth in the table below.

---------------------------------------------------------------------------------------------------------
            Director                            Address                       Principal Occupation
---------------------------------------------------------------------------------------------------------
Thomas H. Bailey                   100 Fillmore Street                 Director, President, Chairman
                                   Denver, CO  80206                   Chief Executive Officer of Janus.
---------------------------------------------------------------------------------------------------------
Helen Young Hayes                  100 Fillmore Street                 Director and Vice President of
                                   Denver, CO  80206                   Janus; Executive Vice President
                                                                       and Portfolio Manager of Janus
                                                                       Overseas Fund; Janus Worldwide
                                                                       Fund; Janus Aspen International
                                                                       Growth Portfolio; Janus Aspen
                                                                       Worldwide Growth Portfolio; Janus
                                                                       Adviser International Fund; Janus
                                                                       Adviser Worldwide Fund.
---------------------------------------------------------------------------------------------------------
Michael E. Herman                  6201 Ward Parkway                   Private Investor
                                   Kansas City, MO  64113
---------------------------------------------------------------------------------------------------------
Thomas A. McDonnell                DST Systems, Inc.                   President and Chief Executive
                                   333 West 11/th/ Street, 5/th/       Officer of DST Systems, Inc.
                                   Floor
                                   Kansas City, MO  64105
---------------------------------------------------------------------------------------------------------
Landon H. Rowland                  Stilwell Financial Inc.             Chairman, President and Chief
                                   920 Main Street, 21/st/ Floor       Executive Officer of Stilwell
                                   Kansas City, MO 64105-2008          Financial Inc.
---------------------------------------------------------------------------------------------------------
Michael Stolper                    Stolper & Co., Inc.                 President of Stolper & Co., Inc.
                                   One America Plaza                   (An investment advisory firm)
                                   600 West Broadway
                                   Suite 1010
                                   San Diego, CA 92101
---------------------------------------------------------------------------------------------------------

     Mr. Bailey sold an approximately 6% stake in Janus to Stilwell in a sale that closed on May 1, 2001. The value of such previous sale was approximately $610,000,000 (including applicable interest).


Addresses of Certain Entities

Janus' address is 100 Fillmore Street, Denver, CO 80206. The address of the Fund's principal underwriter (Signator Investors, Inc.) is 200 Clarendon Street, John Hancock Place, Boston, MA 02117.

                                                                      Appendix D

JOHN HANCOCK
VARIABLE SERIES TRUST I

VOTING INSTRUCTION FORM
PLEASE SIGN, DATE AND RETURN ALL VOTING
INSTRUCTION FORMS RECEIVED IN THE ENCLOSED POSTAGE-PAID
ENVELOPE

THESE VOTING INSTRUCTIONS ARE SOLICITED BY THE TRUSTEES
FOR THE SPECIAL MEETING OF SHAREHOLDERS - MARCH 14, 2002-11:00 A.M. EASTERN
TIME,
197 CLARENDON STREET, BOSTON, MASSACHUSETTS

Please fold and detach card at perforation before mailing

--------------------------------------------------------------------------------
[MID CAP GROWTH FUND]
Proposal [1]

     A Special Meeting of Shareholders of the John Hancock Variable Series Trust I (the "Trust") for the Fund shown above will be held at the office of John Hancock Life Insurance Company ("John Hancock"), 197 Clarendon Street, Boston, Massachusetts, (telephone 1-800-732-5543) at 11:00 a.m. Eastern Time, on Thursday, March 14, 2002. By signing and dating below, you instruct the persons named below to, and they will, vote the proposal on the reverse side as marked or, if not marked, to vote "FOR" the proposal on the reverse side, and to use their discretion to vote any other matter incident to the conduct of the Special Meeting. If you do not intend to personally attend the Special Meeting, please complete, detach and mail this form in the enclosed envelope at once.

     Michele G. Van Leer and Kathleen F. Driscoll, and each of them, with power of substitution in each, are hereby instructed to vote the shares of the above named Fund held in the Trust attributable to the undersigned at the Special Meeting of Shareholders and at any adjournment thereof.



DATE:
Please be sure to sign and date this proxy.

Signature(s) of Shareholder(s)

Please detach at perforation before mailing.
--------------------------------------------------------------------------------
Please vote by filling in the appropriate box below.

---------------------------------------------------------------------------------------------
                                                                 FOR     AGAINST    ABSTAIN
---------------------------------------------------------------------------------------------
1.  To approve, as to the Mid Cap Growth Fund , a new Sub-
 Investment Management Agreement among the Trust, John
 Hancock and Janus Capital Corporation.

----------------------------------------------------------------------------------------------